October 30, 2013 3 rd Quarter 2013 Earnings Call Exhibit 99.2

Safe Harbor Statement
This presentation contains several “forward-looking statements”. Forward-looking statements are those that use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “may”, “likely”, “should”,
“estimate”, “continue”, “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are General Motors Financial Company, Inc.’s (the “Company’s”)
current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange
Commission, including the Company’s Report on Form 10-K for the year ended December 31, 2012.
Such risks include - but are not limited to - our ability to close the acquisition of the remaining portion of
Ally Financial Inc.’s international operations and integrate those operations that we have acquired and will acquire into our business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles that we finance, interest rate fluctuations, our financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases we originate, the prices at which used cars are sold in the wholesale auction markets, and changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite. If one or more of these risks of uncertainties materializes, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on the Company’s forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3
rd
Quarter Highlights
• Operating Results
– North American total loan and lease originations up 12.4% year-over-year
• International origination levels higher driven by UK
– Credit metrics in North America are normalizing and still low by historical standards
– Profitability remains solid with $239M in pre-tax earnings in the quarter
• Acquisition Update
– On October 1
st
, Ally’s auto finance and financial services business in Brazil was acquired for $611M
• Total portfolio acquired was $4.3B
– Consumer, $3.5B
– Commercial, $0.8B
• Annual consumer credit losses less than 2.0%
– Overall, integration of the international operations is going smoothly

Key Metrics – September 2013 Quarter

($MM)
North
America
1
International
2
Total Co.
Earnings Before Tax $175 $63 $239
3
Ending Earning Assets $15,921 $11,689 $27,610
Total Originations
(Loan & Lease)
$ 1,997 $ 1,233 $ 3,230
GM as a % of Total Originations 56.0% 85.0% 67.1%
Annualized Net Credit Loss as a % of Avg.
Consumer Finance Receivables
2.8% 0.4% 1.9%
1. United States and Canada
2. Beginning April 1, 2013, Germany, the United Kingdom, Italy, Sweden, Switzerland,
Austria,  Belgium, the Netherlands, Chile, Colombia, Mexico, Spain, Greece and beginning
June 1, 2013,  France and Portugal
3. Reflects net impact of intercompany allocations

North America –
GM and GMF Penetration Statistics

GM
Industry Average
(excluding GM)
Sep-10 Sep-13 Sep-10 Sep-13
Sales Penetrations
U.S. Subprime Loans 4.8% 7.8% 4.6% 6.1%
U.S. Leases 8.6% 21.3% 20.5% 24.1%
Canada Leases 2.1% 8.1% 13.8% 19.1%
GM / GMF Linkage
GM as % of GMF  Loan and Lease Originations
(GM New / GMF Consumer Loan & Lease)
15.7% 56.0%
GMF as % of GM U.S. Subprime 27.6% 29.2%
GMF as % of GM U.S. Lease
(1)
-- 16.9%
GMF wholesale dealer penetration
(1)
-- 4.7%
1. GM Financial did not offer a lease or commercial lending product when acquired by GM. The lease product was launched in the U.S. and Canada in
Q4 2010 and Q2 2011, respectively.  Commercial lending was launched in the U.S. and Canada in Q2 2012 and Q1 2013, respectively.

North America –
Loan Origination Volume
• Lower volume in September quarter compared to June quarter follows normal seasonal pattern
• Competitive dynamics impacted year-over-year results
– Competition is driving extended loan terms, higher loan to value and reduced pricing in the market
– GM Financial is maintaining credit and pricing discipline
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Sep-12 Dec-12 Mar-13 Jun-13 Sep-13
Quarterly
($MM)
Loans originated on
new vehicles by GM
dealers
Loans originated on
used vehicles by
GM dealers
Loans originated on
vehicles by
$809
$677
$794
$749
$722
$194
$169
$173
$151
$156
$475
$370
$392
$451
$392
$1,270
$1,478
$1,216
$1,359
$1,351
Non-GM dealers

North America –
Consumer Loan Credit Performance

NA Annualized
quarterly net credit
losses
NA 31-60 day
delinquency
NA 61+ day
delinquency
• Credit metrics impacted by seasonality and normalizing of the credit environment
– Credit metrics remain near historically low levels
– Performance of GM new remains in line to better than performance of non-GM
Recovery Rate
58.7%
1.0%
2.0%
3.0%
4.0%
5.0%
59.2% 55.6% 60.5% 62.2%
0.0%
Sep-12 Dec-12 Mar-13 Jun-13 Sep-13
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
Credit Metrics
2.5% 3.3% 2.6% 2.1% 2.8%

North America –
Lease Originations

• Continued growth of lease product in both U.S. and Canada
Year-over-year volume more than doubled, with U.S. up substantially
• Credit performance reflects the predominantly prime credit profile of the portfolio
At September 30, 2013, 99% of our leases were current with minimal defaults to date
$299M
$727M
$188
$203
$535
$657
$577
$111
$62
$86
$177
$150
$1.6B
$1.7B
$2.1B
$2.7B
$3.1B
-1000
0
1000
2000
3000
$0
$200
$400
$600
$800
$1,000
$1,200
Sep-12 Dec-12 Mar-13 Jun-13 Sep-13
U.S. Lease Volume ($MM) Canada Lease Volume ($MM) Lease Portfolio ($B)
Lease Origination Volume

North America –
Commercial Lending
• Expect a lift in penetration of GM dealers with rollout of prime lending product in mid 2014
• Floorplan financing represented the largest share of the portfolio at 87%
57
108
155
208
252
0
40
80
120
160
200
240
280
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Sep-12 Dec-12 Mar-13 Jun -13 Sep-13
Commercial Finance Receivables Oustanding Number of Dealers
$306
$606
$883
$1,169
$1,357

International Operations–
GM and GMF Penetration Statistics

Jun-13 Sep-13
Sales Penetrations
GMF as a % of GM Retail Sales 30.3% 32.2%
Europe 27.6% 30.9%
Latin America 36.0% 34.7%
GMF wholesale dealer penetration 94.9% 95.2%
Europe 97.7% 97.6%
Latin America 88.0% 89.8%
GM / GMF Linkage
GM as % of GMF  Consumer Originations
(GM New / GMF Consumer Loan)
86.0% 85.0%
Europe 79.7% 80.8%
Latin America 96.1% 96.0%

International Operations– Consumer

• Higher GM penetration rates in
continental Europe offset lower
industry volumes
• Credit performance is stable and
consistent with prime quality of the
portfolio
– Annualized quarterly net credit losses
of 0.4%
– 31-60 day delinquencies of 0.6%
– 61+ day delinquencies of 0.6%
Other
14%
Latin
America
Europe
Other
17%
Other
14%
Other 7%
Other 8%
U.K.
33%
Mexico
18%
September 2013 Quarter
Originations
$1.2B
Germany
28%
U.K.
25%
Mexico
13%
At September 30, 2013
Portfolio Balance
$7.8B
Germany
37%

International Operations– Commercial

• Total commercial lending balance up $100M
from the June 2013 quarter
• Floorplan financing continues to represent the
largest share of the portfolio at 97%
• Commercial credit performance stable in
Europe
U.K.
25%
Germany
25%
Other
31%
Mexico
15%
Other
4%
At September 30, 2013
$3.9 B
Europe
Latin
America

Financial Results –
Earnings Before Taxes ($MM)
Three Months Ended September 30,
Nine months ended September 30,
Note: Results from international operations are reflected beginning in Q2 2013 from the date of their acquisition
1. Total Co. reflects net impact of intercompany allocations
$239
$200
$175
$200
$63
$673
$598
$564
$598
$100
2013
2012 2013 2012
Total Co. North America International Total Co. North America International
1 1

Financial Results –
Allowance for Loan Losses
Allowance for Loan Loss as a Percentage of Post-Acquisition Finance Receivables
Consumer Allowance
Commercial Allowance
North America  Only North America  Only
• Consumer and commercial allowance consistent with credit performance
3.5%
3.9%
4.1%
2.7%
2.6%
4.2% 4.4%
1.1%
1.2%
0.6%
1.2%
1.0%
0.0%
2.0%
4.0%
6.0%
Sep-12 Dec-12 Mar-13 Jun-13 Sep-13

Financial Results – Operating Expenses

Operating Expense as a Percentage of Average Earning Assets
1
• Operating expense ratio was 3.0% for both North America and
International in the September 2013 quarter
• Expect operating efficiencies to continue as origination platforms gain scale
1. Excludes lease expense and acquisition and integration expenses
3.4%
3.1%
3.2%
3.0% 3.0%
2.5%
3.0%
3.5%
4.0%
Sep-12 Dec-12 Mar-13 Jun -13 Sep-13

Solid Balance Sheet Metrics

Consumer
Lease
Consumer
Loan
Commercial
Loan
Unsecured
Debt
Secured
Debt
• Composition of earning assets shifting to more “prime-like” credit profile
– Subprime loan portfolio represented ~ 40% of ending earning assets at
September 30, 2013, compared to ~ 80% at December 31, 2012
• Debt composition continues to reflect increases in unsecured debt
– Anticipate accessing unsecured debt market in 2014
• Tangible net worth bolstered by $1.3B GM equity contribution
$13.3
$27.6
Dec-12 Sep-13
Ending Earning
Assets
($B)
$10.9
$23.7
Dec-12 Sep-13
Total Debt
($B)
Tangible Net Worth ($B)
$3.3
$5.0
Dec-12 Sep-13

Solid Balance Sheet Metrics

Other
Cash
• Target leverage range remains at 6-8x
No change in leverage from June 2013  quarter
Pro forma leverage with Brazil’s earning assets at 9/30/13 ~6.4x
• Current liquidity levels adequate to support growth
Pro forma liquidity post Brazil acquisition~$3.9B
1. Earning assets to tangible net worth
2. Liquidity includes unrestricted cash, available borrowing capacity on unpledged eligible receivables, available borrowing capacity on committed unsecured credit lines and unused balance on GM line of credit
$2.9
$4.5
Dec-12 Sep-13
Liquidity
2
($B)
4.1x
5.5x
Dec-12 Sep-13
Leverage
1

Credit Facilities
$1.2B
Funding Overview
• Committed credit facilities totaling $12.7B,
provided by 24 banks
– IO – Closed, renewed and/or re-priced seven
credit facilities totaling approximately $2.2 billion
across seven countries
– NA – renewed C$800M Canada lease facility
• Unsecured uncommitted credit facilities totaled
$1.3B, of which $842M was outstanding
• Term Financing transactions
– Issued two public securitizations
• AMCAR 2013-4,  $900M (US subprime)
• E-CARAT UK 2013-1, £363M (UK retail loan)
– Raised $750M in a private placement transaction
for U.S. lease platform
Unsecured
$5.2B
Secured
$18.5B
Credit
Facilities
$6.1B
Term Notes
$12.4B
Sr. Notes
$4.0B
18
$23.7B
9/30/2013